If you wish to CONVERT your Depositary Shares into Common Stock, your Depositary Receipts and a properly completed Letter of Transmittal must be RECEIVED by the Depositary identified below prior to 5:00 P.M. NEW YORK CITY TIME on March 13, 1995, TIME BEING OF THE ESSENCE. See instructions below.

                          ADVANCED MICRO DEVICES, INC.

                             LETTER OF TRANSMITTAL

         (TO ACCOMPANY DEPOSITARY RECEIPTS FOR DEPOSITARY SHARES, EACH
                    REPRESENTING 1/10TH SHARE OF THE $30.00
                   CONVERTIBLE EXCHANGEABLE PREFERRED STOCK)

  If you wish to convert your Depositary Convertible Exchangeable Preferred Shares (the "Depositary Shares"), each representing 1/10th of a share of the $30.00 Convertible Exchangeable Preferred Stock of Advanced Micro Devices, Inc., then the Depositary Receipts representing your Depositary Shares (the "Depositary Receipts") and related Letter of Transmittal must be RECEIVED by The First National Bank of Boston (the "Depositary") at one of the addresses set forth below PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON MARCH 13, 1995, TIME BEING OF THE ESSENCE. See Instruction 2 below. If you wish to surrender your Depositary Shares for redemption, your Depositary Receipts must be surrendered to The First National Bank of Boston at one of the addresses set forth below. See Instruction 3 below.

                     TO: THE FIRST NATIONAL BANK OF BOSTON
                                   DEPOSITARY
                      FOR INFORMATION CALL: (800) 730-6001

              If by Hand:                             If by Mail:


  BancBoston Trust Company of New York     The First National Bank of Boston
           One Exchange Place                 Shareholder Service Division
         55 Broadway--3rd Floor                      P.O. Box 1889
        New York, New York 10006                   Mail Stop 45-01-19
                                              Boston, Massachusetts 02105

                   or
                                               If by Overnight Messenger:


   The First National Bank of Boston       The First National Bank of Boston
           100 Federal Street                 Shareholder Service Division
           B-1 Security Cage                       Mail Stop 45-01-19
      Boston, Massachusetts 02110                  150 Royall Street
                                              Canton, Massachusetts 02021


Ladies and Gentlemen:

  Surrendered with this Letter of Transmittal are Depositary Receipts (the "Depositary Receipts") for Depositary Convertible Exchangeable Preferred Shares (the "Depositary Shares"), each representing 1/10th of a share of the $30.00 Convertible Exchangeable Preferred Stock (the "Preferred Stock") of Advanced Micro Devices, Inc., numbered and registered as listed below:

  ITEMS A, B AND E OF THIS LETTER OF TRANSMITTAL AND THE SUBSTITUTE FORM W-9
                        MUST BE COMPLETED IN ALL CASES.

                                    ITEM A.
                   (DEPOSITARY RECEIPT HOLDER PLEASE FILL IN)
- -------------------------------------------------------------------------------

   NAME(S) AND ADDRESS(ES) OF REGISTERED       DEPOSITARY         NUMBER OF
   HOLDER(S) AS THEY APPEAR ON DEPOSITARY        RECEIPT         DEPOSITARY
                RECEIPT(S).                     NUMBER(S)          SHARES
                                                               REPRESENTED BY
                                                                 DEPOSITARY
                                                                  RECEIPTS
- --------------------------------------------------------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            -----------------------------------
                                             TOTAL NUMBER
                                             OF DEPOSITARY
                                             SHARES
- -------------------------------------------------------------------------------

If the name and address are shown and are not correct, please indicate any changes necessary.

[_]Check here if Depositary Shares are being delivered by book-entry transfer made to the account maintained by the Depositary with The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Depository Trust Company ("PDTC") and complete the following (only participants in a book-entry transfer facility may deliver shares by book-entry transfer):

    Name of Tendering Institution: .........................................

    Check Box of Applicable Account: (check one)

    [_]   DTC                [_]   MSTC                 [_]   PDTC

    Account Number: ........................................................

    Transaction Code Number: ...............................................

                                    ITEM B.
                     (INDICATE CHOICE BY CHECKING ONE BOX)
 -------------------------------------------------------------------------------
 THE ABOVE DEPOSITARY RECEIPTS ARE SURRENDERED FOR THE ACTION INDICATED BELOW.

 [_]1. CONVERSION INTO COMMON STOCK OF ADVANCED MICRO DEVICES, INC.

 NOTE: WHILE NO ASSURANCE CAN BE GIVEN AS TO ANY FUTURE PRICES OF THE COMMON STOCK, AS LONG AS THE PRICE OF THE COMMON STOCK IS EQUAL TO OR EXCEEDS $25.98 PER SHARE, COMMON STOCK (INCLUDING CASH, IF ANY, RECEIVED IN LIEU OF FRACTIONAL SHARES) RECEIVED UPON CONVERSION WILL HAVE A MARKET VALUE (WITHOUT GIVING EFFECT TO COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED ON SALE) GREATER THAN THE AMOUNT OF CASH RECEIVABLE UPON REDEMPTION.

 [_]2. REDEMPTION.

 NOTE: THE REDEMPTION PRICE MAY BE LESS THAN THE MARKET VALUE OF THE COMMON STOCK (INCLUDING CASH, IF ANY, RECEIVED IN LIEU OF A FRACTIONAL SHARE) RECEIVABLE UPON CONVERSION.

    THE FOREGOING ELECTIONS ARE IRREVOCABLE. IF NO BOX IS CHECKED, THE
    DEPOSITARY SHARES REPRESENTED BY THE DEPOSITARY RECEIPTS SURRENDERED
    HEREWITH ARE SURRENDERED FOR CONVERSION INTO COMMON STOCK.
- -------------------------------------------------------------------------------

                                    ITEM C.
 -------------------------------------------------------------------------------
 IF COMMON STOCK CERTIFICATE(S)          ISSUE TO:
 AND/OR CHECK, IF ANY, ARE TO BE
 ISSUED IN A NAME OTHER THAN AS          NAME ________________________________
 INDICATED IN ITEM A ABOVE, FILL IN      _____________________________________
 THIS SPACE. SEE INSTRUCTIONS 4 AND 5                  TYPE OR PRINT
 BELOW.
                                         ADDRESS _____________________________
                                         _____________________________________
                                         _____________________________________
                                         _____________ ZIP CODE ______________
- -------------------------------------------------------------------------------

                                    ITEM D.
- --------------------------------------------------------------------------------

 IF COMMON STOCK CERTIFICATE(S)          MAIL TO:
 AND/OR CHECK, IF ANY, ARE TO BE
 MAILED TO AN ADDRESS OTHER THAN AS NAME ________________________________ INDICATED IN ITEM A ABOVE, FILL IN _____________________________________
 THIS SPACE. SEE INSTRUCTIONS 4 AND                    TYPE OR PRINT
 5 BELOW.                                ADDRESS _____________________________

                                         _____________________________________
                                         _____________________________________
                                         _____________ ZIP CODE ______________
- -------------------------------------------------------------------------------

                                    ITEM E.

              (ALSO COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)
- --------------------------------------------------------------------------------

 THE SIGNATURE(S) ON THIS LETTER OF      DATED: ______________________________
 TRANSMITTAL MUST CORRESPOND EXACTLY     SIGNATURE: __________________________
 WITH THE NAME(S) OF THE: (1)            SIGNATURE: __________________________
 REGISTERED OWNER(S) OF THE                           **PLEASE SIGN HERE**
 DEPOSITARY RECEIPT(S) SURRENDERED,      TELEPHONE: (   ) ____________________
 OR (2) PERSON(S) TO WHOM EACH SUCH      SOCIAL SECURITY NUMBER
 DEPOSITARY RECEIPT HAS BEEN PROPERLY    OR TAXPAYER I.D. NUMBER: ____________
 ASSIGNED AND TRANSFERRED. SEE
 INSTRUCTIONS 1, 4, 5 AND 6 BELOW.
- --------------------------------------------------------------------------------

       GUARANTEE OF SIGNATURE(S)         AUTHORIZED SIGNATURE:

                                         -------------------------------------
 SEE INSTRUCTIONS 4 AND 5 BELOW.

                                         NAME OF FIRM: _______________________

                                          ADDRESS: ___________________________
                                          ------------------------------------

                                          DATED: _____________________________
 -------------------------------------------------------------------------------
      PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS LISTED ON THE REVERSE SIDE

                                  INSTRUCTIONS

1.General

   Please do not send Depositary Receipts to Advanced Micro Devices, Inc. The Depositary Receipts, together with the signed and completed Letter of Transmittal and any required supporting documents (see Instructions 4 and 5 below), should be mailed in the enclosed addressed envelope, or otherwise delivered to The First National Bank of Boston (the "Depositary") at the appropriate address indicated above. If mail is used, it is recommended that registered mail, properly insured, be used as a precaution against loss. The method of transmitting the Depositary Receipts, however, is at the option and sole risk of the holder.

   ITEMS A, B, AND E OF THIS LETTER OF TRANSMITTAL AND THE SUBSTITUTE FORM W-9 MUST BE COMPLETED IN ALL CASES.

   If in any case you wish a Common Stock certificate and/or check to be mailed to an address other than that shown in Item A above, you MUST complete Item D above.

2.If You Wish to Convert Your Depositary Shares

   If you wish to convert your Depositary Shares into Common Stock, your Depositary Receipts and completed Letter of Transmittal must be received by the Depositary prior to 5:00 p.m. New York City time on March 13, 1995, TIME BEING OF THE ESSENCE.

   If the Common Stock certificates and fractional share interest check, if any, are to be issued in the same name(s) as that in which the surrendered Depositary Receipts are registered, complete Items A, B and E above.

   If the Common Stock certificates and fractional share interest check, if any, are to be issued in a different name, see Instructions 4 and 5 and complete Items A, B, C and E above and the Substitute Form W-9.

   No fractional shares of Common Stock will be issued upon conversion. Instead, a cash payment for such fractional shares will be made by Advanced Micro Devices, Inc. on the basis of the reported last sale price of the Common Stock, regular way, on the New York Stock Exchange on the day of conversion.

   Each Depositary Share represents 1/10th share of Preferred Stock. Depositary Shares may be converted into Common Stock only to the extent that they represent whole shares of Preferred Stock. Any Depositary Shares representing less than a whole share of Preferred Stock which are surrendered for conversion will be redeemed, and a cash payment for such Depositary Shares will be made based upon the Redemption Price. No dividends will be paid on Depositary Receipts converted into Common Stock.

  NOTE: AS LONG AS THE PRICE OF THE COMMON STOCK EQUALS OR EXCEEDS $25.98 PER SHARE, COMMON STOCK (INCLUDING CASH, IF ANY, RECEIVED IN LIEU OF A FRACTIONAL SHARE) RECEIVED UPON CONVERSION WILL HAVE A MARKET VALUE (BEFORE COMMISSIONS AND OTHER COSTS USUALLY INCURRED ON SALE) GREATER THAN THE AMOUNT OF CASH RECEIVABLE UPON REDEMPTION. IT SHOULD BE NOTED, HOWEVER, THAT THE PRICE OF COMMON STOCK RECEIVED UPON CONVERSION WILL FLUCTUATE IN THE MARKET. NO ASSURANCE IS GIVEN AS TO THE PRICE OF THE COMMON STOCK AT ANY FUTURE TIME, AND THE HOLDERS SHOULD EXPECT TO INCUR VARIOUS EXPENSES OF SALE IF SUCH COMMON STOCK IS SOLD.

3.If You Wish Your Depositary Shares to be Redeemed

   If you wish your Depositary Shares to be redeemed by Advanced Micro Devices, Inc. for cash, your Depositary Receipts and completed Letter of Transmittal must be sent to the Depositary. A check will be sent to you when the Depositary Receipts and Letter of Transmittal have been received by the Depositary, but in no event earlier than the redemption date, March 13, 1995.

   If the check is to be issued in the same name(s) as that in which the surrendered Depositary Receipts are registered, complete Items A, B and E above and the Substitute Form W-9 below.

   If the check is to be issued in a different name, see Instructions 4 and 5 and complete Items A, B, C and E above and the Substitute Form W-9 below.

  NOTE: THE REDEMPTION PRICE MAY BE LESS THAN THE MARKET VALUE OF THE COMMON STOCK (INCLUDING CASH, IF ANY, RECEIVED IN LIEU OF A FRACTIONAL SHARE) RECEIVABLE UPON CONVERSION.

4.Signature Guarantee Requirements

   If a Common Stock certificate or a check is to be issued in a name other than that of the registered owner of the Depositary Shares, the Depositary Receipts must be properly endorsed or be accompanied by appropriate powers, properly executed by the registered owner(s), so that such endorsement or powers are signed exactly as the name(s) of the registered owner(s) appear on the certificates, and the signature(s) must be properly guaranteed by a financial institution which is a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP. Complete Items A, B, C and E above.

5.Signature by Other Than Registered Holder

   If the Letter of Transmittal is signed in Item E by an executor, administrator, trustee, guardian, attorney or the like, the Letter of Transmittal and Depositary Receipts must be accompanied by evidence, satisfactory to the Depositary and Advanced Micro Devices, Inc., of the authority of such person to sign the Letter of Transmittal.

   If the Letter of Transmittal is signed in Item E by a person, other than the registered holder, who is not a person described in the preceding paragraph, the Depositary Receipts must be properly endorsed or be accompanied by appropriate powers, properly executed by the registered owner(s), so that such endorsement or powers are signed exactly as the name(s) of the registered owner(s) appear on the Depositary Receipts, and the signature(s) must be properly guaranteed by a financial institution which is a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP, or MSP. Complete Items A, B, C and E above.

6.Joint Holders of Depositary Receipts Registered in Different Names

   If Depositary Receipts are tendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item E. If Depositary Receipts are registered in different names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

7.Stock Transfer Taxes

   It is not presently anticipated that any stock transfer taxes will be payable in connection with the issuance of stock certificates on conversion of Depositary Shares. If, however, it should develop that in certain circumstances such taxes may be payable, conversion or sale of Depositary Shares will be effected without charge to the converting or selling holder for any such stock transfer tax except in the following cases. If Common Stock certificates issued upon conversion are to be registered in the name of any person other than the registered holder, or if tendered Depositary Receipts are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be charged to the person signing the Letter of Transmittal if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Advanced Micro Devices, Inc. will not be required to issue or deliver Common Stock certificates in any such case until such evidence has been received by Advanced Micro Devices, Inc.

8.Substitute Form W-9

   You are required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally your social security or employer identification number, on Substitute Form W-9 below. Failure to provide the information on the Form may subject you to 31% federal income tax withholding on the payment of the Redemption Price. If you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future, you should write "Applied For" next to the initials TIN in Part 1. If you do this and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% on all payments of the Redemption Price until a TIN is provided to the Depositary.

9.Questions Regarding Your Depositary Shares

   All questions regarding your Depositary Shares should be directed to our information agent, Georgeson & Company Inc., at (800) 223-2064.

     ---------------------------------------------------------------

            ALL STOCKHOLDERS MUST COMPLETE THIS SUBSTITUTE FORM W-9. FAILURE TO DO SO MAY RESULT IN BACKUP WITHHOLDING OF 31%
              OF ANY PAYMENTS MADE TO YOU PURSUANT TO REDEMPTION.

- --------------------------------------------------------------------------------
                PAYER'S NAME: THE FIRST NATIONAL BANK OF BOSTON
- --------------------------------------------------------------------------------
 SUBSTITUTE           Part 1--PLEASE PROVIDE YOUR TIN
                      IN THE BOX AT RIGHT AND CERTIFY   TIN ___________________
 FORM W-9             BY SIGNING AND DATING BELOW       Social Security Number
 DEPARTMENT OF THE                                            or Employer
 TREASURY INTERNAL                                       Identification Number
 REVENUE SERVICE                                        or write "Applied For"
                      ----------------------------------------------------------
                      NAME (Please Type or Print)                   Part
 PAYER'S REQUEST                                                      2
 FOR TAXPAYER         ------------------------------------------   Exempt
 IDENTIFICATION       ADDRESS                                      Payees:
 NUMBER (TIN) AND
 CERTIFICATION        ------------------------------------------
                      CITY          STATE               ZIP CODE   -------
                                                                  Please see
                                                                    below.
                      ----------------------------------------------------------
                          Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
                          I CERTIFY THAT
                          (1) The number shown on this form is my correct
                              taxpayer identification number (or I am waiting for a number to be issued to me),
                          (2) I am not subject to backup withholding either
                              because I have not been notified by the
                              Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and
                          (3) all other information provided on this form is
                              true, correct and complete.

                          SIGNATURE ______________________  DATE _____________
- --------------------------------------------------------------------------------
 You must cross out Item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item 2.
- --------------------------------------------------------------------------------
               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
              WROTE "APPLIED FOR" IN PART 1 OF SUBSTITUTE FORM W-9

- --------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a taxpayer number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature................................................. Date..............
- --------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PROCEEDS PAID TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                           IMPORTANT TAX INFORMATION

  Under current federal income tax law, a holder whose Depositary Shares are redeemed for cash is required to provide the Depositary with his or her correct taxpayer identification number on Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, payments made to such holder may be subject to backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Certain holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Depositary upon request.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

  Advanced Micro Devices, Inc. reserves the right in its sole discretion to direct the Depositary to take whatever steps are necessary to comply with Advanced Micro Devices, Inc.'s obligations regarding backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding with respect to payments made to a holder, the holder is required to notify the Depositary of his or her correct taxpayer identification number by completing the form below, certifying that the taxpayer identification number provided on the Substitute Form W-9 is correct (or that such holder is awaiting a taxpayer identification number) and that (1) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (2) the IRS has notified the holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The holder is required to give the Depositary the social security number or employer identification number of the record owner of the Depositary Shares. If the Depositary Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                        GUIDELINES FOR CERTIFICATION OF
                        TAXPAYER IDENTIFICATION NUMBER
                            ON SUBSTITUTE FORM W-9

INSTRUCTIONS
(SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.)

Purpose of Form.--A person who is required to file an information return with the Internal Revenue Service (the IRS) must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement arrangement (IRA). Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN), and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: IF A REQUESTER GIVES YOU A FORM OTHER THAN A W-9 TO REQUEST YOUR TIN, YOU MUST USE THE REQUESTER'S FORM.

How to Obtain a TIN.--If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Number (SSN) (for individuals) from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (EIN) (for businesses and all other entities), from your local IRS office.

 If you do not have a TIN, write "Applied For" in the space for the TIN in
Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

Note: Writing "Applied For" on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

As soon as you receive your TIN, complete another Form W-9. Include your TIN, sign and date this form, and give it to the requester.

What is Backup Withholding?--Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

 If you give the requester your correct TIN, make the appropriate certifications and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

 (1) You do not furnish your TIN to the requester, or

 (2) The IRS notifies the requester that you furnished an incorrect TIN, or

 (3) You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

 (4) You fail to certify to the requester that you are not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

 (5) You fail to certify your TIN. See Certification below.


PENALTIES

Failure To Furnish TIN.--If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.--If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

Name--If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security
Administration of the name change please enter your first name, the last name shown on your social security card and your new last name.

 Sole Proprietor.--You must enter your individual name. (Enter either your SSN or EIN in Part 1). You may also enter your business name or "doing business as" name on the business name line. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

PART 1--TAXPAYER IDENTIFICATION NUMBER (TIN)

You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on this page for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under HOW TO OBTAIN A TIN, above.

PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For a complete list of exempt payees, see Payees and Payments Exempt From Backup Withholding below.

 If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part 1, write "Exempt" in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed FORM W-8, Certificate of Foreign Status.

PART 3--CERTIFICATION.

 For a joint account, only the person whose TIN is shown in Part 1 should sign the form.

1) Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983--You are required to furnish your correct TIN, but you are not required to sign the certification.

2) Interest, Dividend, Broker and Barter Exchange Accounts Opened After 1983 and Broker Accounts Considered Inactive During 1983--You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item (2) in the certification before signing the form.

3) Real Estate Transactions--You must sign the certification. You may cross out item (2) of the certification.

4) Other Payments--You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

5) Mortgage Interest Paid by You, Acquisition or Abandonment of Secured Property, or IRA Contributions--You are required to furnish your correct TIN, but you are not required to sign the certification.

Payees and Payments Exempt From Backup Withholding.--The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except Item (9). For broker transactions, payees listed in (1) through
(13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in Items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in Items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

 (1) A corporation.

 (2) An organization exempt from tax under section 501(a) or an Individual Retirement Plan (IRA), or a custodial account under section 403(b)(7).

 (3) The United States or any of its agencies or instrumentalities.

 (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

 (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

 (6) An international organization or any of its agencies or instrumentalities.

 (7) A foreign central bank of issue.

 (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

 (10) A real estate investment trust.

 (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

 (12) A common trust fund operated by a bank under section 584(u).

 (13) A financial institution.

 (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporation Secretaries, Inc. Nominee List.

 (15) A trust exempt from tax under section 664 or described in section 4947.

 Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

. Payments to nonresident aliens subject to withholding under section 1441.

. Payments to partnerships not engaged in trade or business in the U.S. and that have at least one nonresident partner.

. Payments of patronage dividends not paid in money.

. Payments made by certain foreign organizations.

 Payments of interest generally not subject to backup withholding include the following:

. Payments of interest on obligations issued by individuals.

Note: YOU MAY BE SUBJECT TO BACKUP WITHHOLDING IF THIS INTEREST IS $600 OR MORE AND IS PAID IN THE COURSE OF THE PAYER'S TRADE OR BUSINESS AND YOU HAVE NOT PROVIDED YOUR CORRECT TIN TO THE PAYER.

. Payments of tax-exempt interest (including exempt-interest dividends under section 852).

. Payments described in section 6049(b)(5) to nonresident aliens.

. Payments on tax-free covenant bonds under section 1451.

. Payments made by certain foreign organizations.

. Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, 6050N, and their regulations.

Privacy Act Notice--Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an individual retirement arrangement (IRA). The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

                  WHAT NAME AND NUMBER TO GIVE THE REQUESTER

- ------------------------------------------------------------
                                    GIVE THE NAME AND SOCIAL
FOR THIS TYPE OF ACCOUNT:           SECURITY NUMBER OF:
- ------------------------------------------------------------
1.   Individual                     The individual
2.   Two or more                    The actual owner of the
     individuals (joint             account or, if combined
     account)                       funds, the first
                                    individual on the
                                    account (1)
3.   Custodian account of a         The minor (2)
     minor (Uniform Gift to
     Minors Act)
4.   a. The usual revocable         The grantor-trustee (1)
      savings trust
      (grantor is also
      trustee)
     b. So-called trust             The actual owner (1)
      account that is not a
      legal or valid trust
      under state law
5.   Sole proprietorship            The owner (3)
- ------------------------------------------------------------

- ------------------------------------------------------------
                                    GIVE THE NAME AND
                                    EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:           NUMBER OF:
- -----------------------------------------------------------
6.   Sole proprietorship            The owner (3)
7.   A valid trust, estate          Legal entity (4)
     or pension trust
8.   Corporate                      The corporation
9.   Association, club,             The organization
     religious, charitable,
     educational, or other
     tax-exempt
     organization
10.  Partnership                    The partnership
11.  A broker or registered         The broker or nominee
     nominee
12.  Account with the               The public entity
     Department of
     Agriculture, in the
     name of a public
     entity (such as a
     state or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments
- -----------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Show the individual's name. See Item 5 or 6. You may also enter your business name.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

Note: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.